UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant:	Vanguard Fenway Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – September 30, 2017

Item 1: Reports to Shareholders

0448435, v0.48

Annual Report | September 30, 2017

Vanguard Equity Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Equity Income Fund returned almost 17% for the 12 months ended September 30, 2017. It surpassed its benchmark’s 15.99% return and the 14.29% average return of its peers.

• Nine of the ten industry sectors represented in the fund during the fiscal year posted positive results. The only negative performer was telecommunication services (–1%).

• Growth stocks outpaced their value counterparts over the period. Equity Income is a large-capitalization value fund that invests in slower-growing, higher-yielding companies.

• The financial sector was the fund’s top performer, advancing about 33% and adding about 6 percentage points to results. Information technology and industrials also contributed strongly to the fund’s return, although the advisors’ industrial holdings trailed those of the benchmark.

• Over the past ten years, the fund’s average annual return was a fraction ahead of its benchmark index and about 2 percentage points ahead of its peer-group average.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Equity Income Fund
Investor Shares	16.68%
Admiral™ Shares	16.75
FTSE High Dividend Yield Index	15.99
Equity Income Funds Average	14.29

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Equity Income Fund Investor Shares	7.66%
FTSE High Dividend Yield Index	7.46
Equity Income Funds Average	5.67
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.26%	0.17%	1.20%

The fund expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended September 30, 2017, the fund’s expense ratios were 0.26% for Investor Shares and 0.17% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Equity Income Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

Advisors’ Report

For the fiscal year ended September 30, 2017, Vanguard Equity Income Fund returned nearly 17%, ahead of its benchmark and the average return of its peers. Your fund is managed by two independent investment advisors, Wellington Management Company and Vanguard Quantitative Equity Group. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 17, 2017.

On a separate note, we want to congratulate Wellington Management portfolio manager W. Michael Reckmeyer, III, on his ten-year anniversary as advisor to the fund. We thank him for serving our shareholders with distinction.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	18,896	A fundamental approach to seeking desirable
Company LLP			stocks. Our selections typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend
			increases in the future.
Vanguard Quantitative Equity	35	10,134	Employs a quantitative fundamental
Group			management approach, using models that
			assess valuation, growth prospects,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of
			companies as compared with their peers.
Cash Investments	1	345	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

Wellington Management Company LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Managing Director and
Equity Portfolio Manager

Global markets rallied in the last 12 months, bolstered by favorable economic data from the United States and growth from Europe and China. The Standard & Poor’s 500 Index closed at record highs throughout the fiscal year—particularly after the U.S. presidential election on expectations that President Trump would address regulatory and tax reform and increase infrastructure spending. While the first nine months of the Trump presidency have been marked by rising geopolitical tensions with North Korea and Russia, failure to overhaul health care reform, and devastation from a series of hurricanes, the markets continued to rise on news of positive corporate earnings, encouraging employment data, and healthy household spending.

The Federal Reserve raised rates three times during the period, in December, March, and June. Monetary policy in developed markets turned slightly more hawkish, though the Fed did not hike rates again in September. Fed Chair Janet Yellen also laid out plans for balance-sheet normalization later in the year. Investors continued to search for yield among robust economic data from most developed markets.

The portfolio was helped by favorable sector allocation, a residual of our bottom-up stock selection process, and security selection. Within the portfolio, all sectors posted positive returns. An overweight allocation to financials and an underweight to telecommunication services were primary contributors to relative performance, as was security selection in consumer staples, consumer discretionary, and energy. Among individual stocks, our underweight to Exxon Mobil and overweight to Unilever, as well as our decision not to own benchmark constituent AT&T, were the top relative contributors.

Security selection within health care, industrials, and financials detracted from returns. An underweight allocation to materials and a modest cash position in a strong equity market were also drags on relative performance. Our lack of exposure to Boeing and AbbVie hurt, as did our remaining position in AstraZeneca. We ultimately swapped our AstraZeneca holdings into Eli Lilly at the end of 2016 as the latter emerged from prior lows with positive earnings in the diabetes field and a solid pipeline in several therapeutic categories.

At the end of the period, we remained overweighted in financials, energy, health care, and materials. Relative to the benchmark, we were underweighted to consumer discretionary, telecommunication services, and utilities.

Significant purchases included new positions in Eli Lilly, Qualcomm, and Medtronic. Medical-device company Medtronic has shown signs of strength and innovation within its cardiovascular division, the company’s largest revenue generator and contributor to growth. We also added to our position in Unilever, which we believe is well-diversified by geography and product segments and has seen a high organic growth rate.

Our largest sales were the elimination of energy holding company UGI, which hit our price target, and AstraZeneca. We also trimmed exposure to Home Depot into strength after a robust spring and summer housing market. We continue to like the stock, particularly given momentum within its Pro division, which targets up-and-coming contractor businesses.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total-return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha
Equity Investments

The investment environment

Overall global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by the U.S. stock market. Stock valuations also climbed as investors embraced risk.

The election of Donald Trump as U.S. president last November spurred stocks. Investors anticipated favorable corporate tax code changes, greater deregulation, and increased infrastructure spending. Expectations waned as change proved tenuous, but markets pressed higher even as the United States was confronted by mounting tensions with North Korea and two major hurricanes.

U.S. economic fundamentals remained firm amid favorable consumer confidence, unemployment, and GDP data. The Federal Reserve acknowledged the economy’s strength, pushing the range of its federal funds target rate to 1%–1.25% with hikes in March and June. The groundwork has been laid for another increase in December and three more in 2018.

The broad U.S. equity market (as measured by the Russell 3000 Index) returned 18.71% for the period. Growth stocks outperformed their value counterparts, while U.S. stocks trailed their developed-and emerging-market peers.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment––market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Over the 12 months, the results from our combined model were positive, with all five themes contributing. Our valuation model added most to performance, and the quality and management decisions models also made significant differences.

Results exceeded those of the benchmark in nine of the 11 sectors in which the fund maintained exposure. The top contributor was financials. Information technology also provided a meaningful boost, followed by materials. Telecommunication services and consumer staples were the only sectors to lag the benchmark.

In financials, Regions Financial was the largest relative contributor, as Huntsman was in materials. Our underweighting of Qualcomm lifted relative performance in information technology. Disappointments in telecommunication services included Windstream Holdings. Noble in energy and Pitney Bowes in industrials also hurt relative performance, as did an underweighting of McDonald’s in consumer discretionary.

Equity Income Fund

Fund Profile
As of September 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.26%	0.17%
30-Day SEC Yield	2.68%	2.77%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	185	396	3,808
Median Market Cap	$104.5B	$135.2B	$61.4B
Price/Earnings Ratio	21.5x	20.5x	21.9x
Price/Book Ratio	2.7x	2.8x	2.9x
Return on Equity	16.0%	16.4%	15.1%
Earnings Growth
Rate	3.1%	4.4%	9.6%
Dividend Yield	2.9%	3.0%	1.8%
Foreign Holdings	8.4%	0.0%	0.0%
Turnover Rate	28%	—	—
Short-Term Reserves	1.3%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer Discretionary	5.0%	6.1%	12.3%
Consumer Staples	11.9	12.8	7.3
Energy	10.7	9.6	5.8
Financials	17.3	13.7	15.0
Health Care	14.3	13.7	14.0
Industrials	11.4	12.0	10.8
Information Technology	14.4	15.1	22.3
Materials	4.2	4.2	3.4
Real Estate	0.0	0.0	4.0
Telecommunication
Services	3.7	4.8	2.0
Utilities	7.1	8.0	3.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	0.98	0.92
Beta	0.97	0.87

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.26% for Investor Shares and 0.17% for Admiral Shares.

Equity Income Fund

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	5.0%
JPMorgan Chase & Co.	Diversified Banks	3.7
Philip Morris
International Inc.	Tobacco	3.1
Johnson & Johnson	Pharmaceuticals	2.7
Wells Fargo & Co.	Diversified Banks	2.6
Chevron Corp.	Integrated Oil & Gas	2.4
Cisco Systems Inc.	Communications
	Equipment	2.3
Merck & Co. Inc.	Pharmaceuticals	2.1
DowDuPont Inc.	Diversified
	Chemicals	2.0
Pfizer Inc.	Pharmaceuticals	2.0
Top Ten		27.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Equity Income Fund*Investor Shares	16.68%	13.27%	7.66%	$20,923
• • • • • • • •	FTSE High Dividend Yield Index	15.99	13.50	7.46	20,540
– – – –	Equity Income Funds Average	14.29	10.92	5.67	17,357
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
Equity Income Fund Admiral Shares		16.75%	13.38%	7.76%	$105,604
FTSE High Dividend Yield Index		15.99	13.50	7.46	102,699
Dow Jones U.S. Total Stock Market Float
Adjusted Index		18.67	14.15	7.64	104,435

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Equity Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (4.8%)
	Home Depot Inc.	1,748,571	285,996
	McDonald’s Corp.	1,778,722	278,690
	VF Corp.	3,459,388	219,913
	General Motors Co.	2,809,212	113,436
	Carnival Corp.	1,163,939	75,156
^	L Brands Inc.	1,775,897	73,895
	Best Buy Co. Inc.	1,163,138	66,252
	Omnicom Group Inc.	551,819	40,873
	H&R Block Inc.	1,470,488	38,939
	Coach Inc.	862,667	34,748
	Las Vegas Sands Corp.	522,529	33,526
	Ralph Lauren Corp.
	Class A	379,142	33,474
	Tailored Brands Inc.	1,620,612	23,402
	MDC Holdings Inc.	447,156	14,850
	Target Corp.	249,255	14,709
	Gap Inc.	330,298	9,754
	GameStop Corp. Class A	338,128	6,986
	Hasbro Inc.	68,052	6,647
	Brinker International Inc.	207,515	6,611
^	Cracker Barrel Old
	Country Store Inc.	38,771	5,878
	Ford Motor Co.	324,382	3,883
	Meredith Corp.	69,719	3,869
	Tribune Media Co.
	Class A	75,610	3,089
			1,394,576
Consumer Staples (11.7%)
	Philip Morris
	International Inc.	8,133,022	902,847
^	Unilever NV	6,397,277	377,695
	PepsiCo Inc.	2,986,359	332,770
	Procter & Gamble Co.	3,505,227	318,906
	Coca-Cola Co.	7,004,848	315,288
	Wal-Mart Stores Inc.	3,160,683	246,976

			Market
			Value•
		Shares	($000)
	British American
	Tobacco plc	3,767,889	235,887
	Kraft Heinz Co.	2,410,555	186,939
	Altria Group Inc.	2,617,848	166,024
	Diageo plc ADR	1,004,228	132,689
	Conagra Brands Inc.	1,896,489	63,988
	Bunge Ltd.	834,356	57,954
	Nu Skin Enterprises Inc.
	Class A	632,348	38,877
	Universal Corp.	478,784	27,434
	Kellogg Co.	208,616	13,011
	Archer-Daniels-Midland
	Co.	126,824	5,391
	Coca-Cola European
	Partners plc	72,069	2,999
	Flowers Foods Inc.	138,919	2,613
			3,428,288
Energy (10.5%)
	Chevron Corp.	5,936,955	697,592
	Exxon Mobil Corp.	6,797,222	557,236
	Suncor Energy Inc.	11,338,673	397,194
^	TransCanada Corp.	4,456,137	220,244
	Canadian Natural
	Resources Ltd.
	(New York Shares)	6,153,744	206,089
	Phillips 66	2,233,765	204,635
	Occidental Petroleum
	Corp.	3,155,780	202,633
	Kinder Morgan Inc.	9,413,458	180,550
	Valero Energy Corp.	1,199,805	92,301
	Williams Cos. Inc.	2,558,750	76,788
	Enbridge Inc.	1,014,704	42,455
	Marathon Petroleum
	Corp.	732,760	41,093
	Delek US Holdings Inc.	1,475,035	39,428
	ConocoPhillips	710,384	35,555
	HollyFrontier Corp.	788,114	28,348

Equity Income Fund

		Market
		Value•
	Shares	($000)
Cosan Ltd.	2,975,029	24,187
^ Ship Finance
International Ltd.	1,515,150	21,970
Archrock Inc.	564,147	7,080
Targa Resources Corp.	134,516	6,363
Oceaneering
International Inc.	110,559	2,904
		3,084,645
Financials (16.9%)
JPMorgan Chase & Co.	11,505,126	1,098,855
Wells Fargo & Co.	13,848,270	763,732
Marsh & McLennan
Cos. Inc.	5,934,319	497,355
MetLife Inc.	8,144,971	423,131
PNC Financial Services
Group Inc.	2,497,502	336,588
BlackRock Inc.	676,761	302,573
Chubb Ltd.	1,960,369	279,451
Principal Financial
Group Inc.	3,320,112	213,616
M&T Bank Corp.	1,186,634	191,096
Thomson Reuters Corp.	3,133,729	143,775
US Bancorp	2,651,734	142,106
Aflac Inc.	1,045,339	85,080
Ameriprise Financial Inc.	530,147	78,732
Regions Financial Corp.	4,831,564	73,585
Fifth Third Bancorp	2,431,947	68,046
Prudential Financial Inc.	489,425	52,036
Navient Corp.	3,246,036	48,755
LPL Financial Holdings
Inc.	914,020	47,136
Travelers Cos. Inc.	288,211	35,312
T. Rowe Price Group Inc.	354,640	32,148
SunTrust Banks Inc.	425,623	25,440
FNF Group	260,099	12,344
KeyCorp	582,131	10,956
First American
Financial Corp.	94,279	4,711
Axis Capital Holdings Ltd.	74,546	4,272
CNA Financial Corp.	76,395	3,839
		4,974,670
Health Care (13.9%)
Johnson & Johnson	6,030,923	784,080
Merck & Co. Inc.	9,463,724	605,962
Pfizer Inc.	16,120,445	575,500
Eli Lilly & Co.	4,907,628	419,799
Bristol-Myers Squibb Co.	5,781,474	368,511
Novartis AG	2,719,560	233,270
AbbVie Inc.	2,314,668	205,681
Roche Holding AG	778,105	198,899
Amgen Inc.	1,022,305	190,609
Medtronic plc	2,279,936	177,311

			Market
			Value•
		Shares	($000)
	Abbott Laboratories	3,160,845	168,663
	Cardinal Health Inc.	1,342,107	89,814
	Gilead Sciences Inc.	709,079	57,450
	Baxter International Inc.	99,211	6,225
			4,081,774
Industrials (11.1%)
	General Electric Co.	19,539,794	472,472
	Caterpillar Inc.	2,792,547	348,259
	Union Pacific Corp.	2,909,408	337,404
	3M Co.	1,580,355	331,716
	Eaton Corp. plc	3,756,186	288,437
	Honeywell International
	Inc.	1,811,481	256,759
	Boeing Co.	808,831	205,613
	Raytheon Co.	1,028,765	191,947
	United Technologies
	Corp.	1,149,819	133,471
	Lockheed Martin Corp.	388,906	120,674
	United Parcel Service
	Inc. Class B	869,431	104,410
	Deere & Co.	754,643	94,776
	Waste Management Inc.	984,209	77,034
	Copa Holdings SA
	Class A	425,416	52,977
	GATX Corp.	786,564	48,421
^	Greenbrier Cos. Inc.	999,503	48,126
	Norfolk Southern Corp.	310,060	41,002
	Timken Co.	789,211	38,316
	Kennametal Inc.	390,552	15,755
	CSX Corp.	261,768	14,204
	General Cable Corp.	544,493	10,264
	Ryder System Inc.	92,164	7,792
	Briggs & Stratton Corp.	326,338	7,669
	LSC Communications
	Inc.	417,190	6,888
	Brady Corp. Class A	139,540	5,296
			3,259,682
Information Technology (13.9%)
	Microsoft Corp.	19,807,805	1,475,483
	Cisco Systems Inc.	20,009,495	672,919
	Intel Corp.	15,095,850	574,850
	Analog Devices Inc.	3,952,525	340,589
	QUALCOMM Inc.	3,872,691	200,760
	International Business
	Machines Corp.	1,127,286	163,547
	Maxim Integrated
	Products Inc.	3,334,722	159,100
	Texas Instruments Inc.	1,636,119	146,662
	HP Inc.	4,333,172	86,490
	KLA-Tencor Corp.	699,048	74,099
	Western Digital Corp.	631,918	54,598
	DXC Technology Co.	501,458	43,065

Equity Income Fund

		Market
		Value•
	Shares	($000)
Science Applications
International Corp.	607,397	40,605
Western Union Co.	1,618,238	31,070
Cypress Semiconductor
Corp.	1,363,249	20,476
		4,084,313
Materials (4.1%)
DowDuPont Inc.	8,661,077	599,606
International Paper Co.	3,585,306	203,717
LyondellBasell Industries
NV Class A	2,020,957	200,176
Huntsman Corp.	2,189,746	60,043
Steel Dynamics Inc.	1,374,535	47,380
Packaging Corp. of
America	291,911	33,476
Greif Inc. Class A	534,628	31,297
Commercial Metals Co.	701,875	13,357
Avery Dennison Corp.	90,324	8,883
Rayonier Advanced
Materials Inc.	584,907	8,013
WestRock Co.	72,283	4,101
Air Products &
Chemicals Inc.	24,264	3,669
Domtar Corp.	59,965	2,602
		1,216,320
Other (0.3%)
2 Vanguard High Dividend
Yield ETF	1,047,950	84,957

Telecommunication Services (3.7%)
Verizon Communications
Inc.	11,509,094	569,585
AT&T Inc.	7,765,368	304,169
BCE Inc.	4,249,474	199,098
		1,072,852
Utilities (6.9%)
NextEra Energy Inc.	2,352,762	344,797
Dominion Energy Inc.	4,099,231	315,354
Eversource Energy	3,493,594	211,153
Sempra Energy	1,733,129	197,802
Xcel Energy Inc.	3,907,028	184,880
Duke Energy Corp.	1,414,646	118,717
PG&E Corp.	1,252,997	85,317
FirstEnergy Corp.	2,080,441	64,140
CenterPoint Energy Inc.	2,183,567	63,782
AES Corp.	5,098,937	56,190
Entergy Corp.	682,375	52,106
DTE Energy Co.	475,267	51,025
MDU Resources
Group Inc.	1,925,280	49,961
Ameren Corp.	724,750	41,919
Pinnacle West Capital
Corp.	435,848	36,855

		Market
		Value•
	Shares	($000)
National Fuel Gas Co.	622,568	35,244
Edison International	369,611	28,523
Exelon Corp.	726,830	27,380
NRG Energy Inc.	951,263	24,343
PNM Resources Inc.	461,616	18,603
PPL Corp.	185,446	7,038
ONE Gas Inc.	69,895	5,147
Southern Co.	97,433	4,788
Southwest Gas
Holdings Inc.	54,403	4,223
OGE Energy Corp.	79,332	2,858
Vectren Corp.	36,005	2,368
Atmos Energy Corp.	26,811	2,248
		2,036,761
Total Common Stocks
(Cost $21,163,812)		28,718,838
Temporary Cash Investments (2.9%)[1]
Money Market Fund (1.6%)
[3,4] Vanguard Market
Liquidity Fund,
1.223%	4,714,129	471,508

	Face
	Amount
	($000)
Repurchase Agreements (1.1%)
Goldman Sachs & Co.
1.020%, 10/2/17
(Dated 9/29/17,
Repurchase Value
$94,308,000
collateralized by
Federal Home Loan
Mortgage Corp.
3.028%–4.500%,
9/1/43–9/1/47, and
Federal National
Mortgage Assn.
3.000%– 6.500%,
1/1/29–9/1/47, with a
value of $96,186,000)	94,300	94,300
RBS Securities, Inc.
1.040%, 10/2/17
(Dated 9/29/17,
Repurchase Value
$106,109,000
collateralized by U. S.
Treasury Note/Bond
1.000%, 2/15/18,
with a value of
$108,223,000)	106,100	106,100

Equity Income Fund

		Face	Market
		Amount	Value •
		($000)	($000)
	Societe Generale
	1.050%, 10/2/17
	(Dated 9/29/17,
	Repurchase Value
	$116,710,000
	collateralized by Federal
	Home Loan Mortgage
	Corp. 3.376%–5.967%,
	1/1/20–9/1/20, Federal
	National Mortgage Assn.
	3.000%, 3/1/32, U.S.
	Treasury Bill 0.000%,
	1/11/18, and U.S.
	Treasury Note/Bond
	0.875%–3.375%,
	1/31/18–5/15/44, with a
	value of $119,034,000)	116,700	116,700
			317,100
U.S. Government and Agency Obligations (0.2%)
5	Federal Home Loan Bank
	Discount Notes, 1.011%,
	10/16/17	50,000	49,981
	United States Treasury Bill,
	0.980%, 10/5/17	2,000	2,000
	United States Treasury Bill,
	1.104%, 11/9/17	1,800	1,798
6	United States Treasury Bill,
	1.044%, 11/24/17	7,950	7,938
6	United States Treasury Bill,
	1.107%, 12/28/17	600	599
6	United States Treasury Bill,
	1.122%, 2/8/18	1,500	1,494
6	United States Treasury Bill,
	1.087%, 3/1/18	1,000	995
6	United States Treasury Bill,
	1.169%, 3/22/18	2,000	1,989
			66,794
Total Temporary Cash Investments
(Cost $855,347)			855,402
Total Investments (100.7%)
(Cost $22,019,159)			29,574,240

Amount
($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard	1,799
Receivables for Investment Securities Sold	800
Receivables for Accrued Income	54,778
Receivables for Capital Shares Issued	26,765
Variation Margin Receivable-Futures
Contracts	1,009
Other Assets [4]	9,790
Total Other Assets	94,941
Liabilities
Payables for Investment Securities
Purchased	(31,418)
Collateral for Securities on Loan	(190,911)
Payables to Investment Advisor	(5,467)
Payables for Capital Shares Redeemed	(46,021)
Payables to Vanguard	(20,074)
Other Liabilities	(29)
Total Liabilities	(293,920)
Net Assets (100%)	29,375,261

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	21,513,529
Undistributed Net Investment Income	3,004
Accumulated Net Realized Gains	298,061
Unrealized Appreciation (Depreciation)
Investment Securities	7,555,081
Futures Contracts	5,608
Foreign Currencies	(22)
Net Assets	29,375,261

Investor Shares—Net Assets
Applicable to 168,426,452 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,001,921
Net Asset Value Per Share—
Investor Shares	$35.64

Equity Income Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 312,942,876 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	23,373,340
Net Asset Value Per Share—
Admiral Shares	$74.69

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $180,451,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.8% and 1.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Collateral of $190,911,000 was received for securities on loan, of which $185,730,000 is held in Vanguard Market Liquidity
Fund and $5,181,000 is held in cash.
5 The issuer operates under a congressional charter; its
securities are generally neither guaranteed by the U.S.
Treasury nor backed by the full faith and credit of the
U.S. government.
6 Securities with a value of $11,331,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	2,301	289,477	5,608

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	781,588
Interest [2]	7,121
Securities Lending—Net	3,817
Total Income	792,526
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,632
Performance Adjustment	(1,390)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,149
Management and Administrative—Admiral Shares	16,327
Marketing and Distribution—Investor Shares	1,011
Marketing and Distribution—Admiral Shares	2,029
Custodian Fees	232
Auditing Fees	28
Shareholders’ Reports and Proxy—Investor Shares	413
Shareholders’ Reports and Proxy—Admiral Shares	461
Trustees’ Fees and Expenses	50
Total Expenses	50,942
Net Investment Income	741,584
Realized Net Gain (Loss)
Investment Securities Sold [2]	302,569
Futures Contracts	73,341
Foreign Currencies	685
Realized Net Gain (Loss)	376,595
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	3,003,195
Futures Contracts	3,646
Foreign Currencies	41
Change in Unrealized Appreciation (Depreciation)	3,006,882
Net Increase (Decrease) in Net Assets Resulting from Operations	4,125,061

1 Dividends are net of foreign withholding taxes of $9,219,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $2,541,000, $3,705,000, ($9,000), and $9,382,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	741,584	628,706
Realized Net Gain (Loss)	376,595	273,175
Change in Unrealized Appreciation (Depreciation)	3,006,882	2,280,228
Net Increase (Decrease) in Net Assets Resulting from Operations	4,125,061	3,182,109
Distributions
Net Investment Income
Investor Shares	(158,563)	(151,777)
Admiral Shares	(590,086)	(466,535)
Realized Capital Gain[1]
Investor Shares	(59,063)	(168,698)
Admiral Shares	(197,566)	(461,700)
Total Distributions	(1,005,278)	(1,248,710)
Capital Share Transactions
Investor Shares	(168,911)	179,932
Admiral Shares	2,822,122	3,714,163
Net Increase (Decrease) from Capital Share Transactions	2,653,211	3,894,095
Total Increase (Decrease)	5,772,994	5,827,494
Net Assets
Beginning of Period	23,602,267	17,774,773
End of Period[2]	29,375,261	23,602,267

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $134,022,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,004,000 and $8,405,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.69	$28.78	$31.23	$28.26	$24.31
Investment Operations
Net Investment Income	. 908[1]	.909	.847	.826	.732
Net Realized and Unrealized Gain (Loss)
on Investments	4.292	3.912	(1.431)	3.754	3.946
Total from Investment Operations	5.200	4.821	(.584)	4.580	4.678
Distributions
Dividends from Net Investment Income	(. 912)	(. 895)	(. 852)	(. 811)	(.728)
Distributions from Realized Capital Gains	(.338)	(1.016)	(1.014)	(.799)	—
Total Distributions	(1.250)	(1.911)	(1.866)	(1.610)	(.728)
Net Asset Value, End of Period	$35.64	$31.69	$28.78	$31.23	$28.26

Total Return[2]	16.68%	17.21%	-2.11%	16.62%	19.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,002	$5,487	$4,812	$5,528	$4,839
Ratio of Total Expenses to Average Net Assets[3]	0.26%	0.26%	0.26%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.70%	3.00%	2.72%	2.74%	2.81%
Portfolio Turnover Rate	28%	26%	32%	33%	34%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$66.43	$60.31	$65.45	$59.24	$50.94
Investment Operations
Net Investment Income	1.968[1]	1.963	1.834	1.790	1.585
Net Realized and Unrealized Gain (Loss)
on Investments	8.977	8.219	(3.003)	7.853	8.293
Total from Investment Operations	10.945	10.182	(1.169)	9.643	9.878
Distributions
Dividends from Net Investment Income	(1.977)	(1.932)	(1.846)	(1.758)	(1.578)
Distributions from Realized Capital Gains	(.708)	(2.130)	(2.125)	(1.675)	—
Total Distributions	(2.685)	(4.062)	(3.971)	(3.433)	(1.578)
Net Asset Value, End of Period	$74.69	$66.43	$60.31	$65.45	$59.24

Total Return[2]	16.75%	17.35%	-2.03%	16.70%	19.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,373	$18,115	$12,962	$12,319	$9,134
Ratio of Total Expenses to Average Net Assets[3]	0.17%	0.17%	0.17%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.79%	3.09%	2.81%	2.83%	2.90%
Portfolio Turnover Rate	28%	26%	32%	33%	34%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Equity Income Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Managment Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $2,427,000 for the year ended September 30, 2017.

For the year ended September 30, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the fund’s average net assets, before a decrease of $1,390,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Equity Income Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $1,799,000, representing 0.01% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	28,050,782	668,056	—
Temporary Cash Investments	471,508	383,894	—
Futures Contracts—Assets[1]	1,009	—	—
Total	28,523,299	1,051,950	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $33,054,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $100,741,000 of ordinary income and $245,124,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $22,039,613,000. Net unrealized appreciation of investment securities for tax purposes was $7,534,627,000, consisting of unrealized gains of $7,752,768,000 on securities that had risen in value since their purchase and $218,141,000 in unrealized losses on securities that had fallen in value since their purchase.

Equity Income Fund

F. During the year ended September 30, 2017, the fund purchased $9,841,675,000 of investment securities and sold $7,270,090,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,307,027	39,209	1,251,751	40,977
Issued in Lieu of Cash Distributions	201,419	5,967	298,827	9,913
Redeemed	(1,677,357)	(49,867)	(1,370,646)	(45,014)
Net Increase (Decrease)—Investor Shares	(168,911)	(4,691)	179,932	5,876
Admiral Shares
Issued	5,702,925	81,210	5,274,178	82,254
Issued in Lieu of Cash Distributions	667,841	9,421	784,001	12,393
Redeemed	(3,548,644)	(50,390)	(2,344,016)	(36,870)
Net Increase (Decrease)—Admiral Shares	2,822,122	40,241	3,714,163	57,777

H. Management has determined that no material events or transactions occurred subsequent to
September 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Equity Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $282,371,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $748,650,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 82.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Fund Investor Shares
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.68%	13.27%	7.66%
Returns After Taxes on Distributions	15.67	11.95	6.67
Returns After Taxes on Distributions and Sale of Fund Shares	10.18	10.35	6.01

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,065.43	$1.35
Admiral Shares	1,000.00	1,065.59	0.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.76	$1.32
Admiral Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112017

Annual Report | September 30, 2017

Vanguard PRIMECAP Core Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard PRIMECAP Core Fund returned about 23% for the 12 months ended September 30, 2017, exceeding the return of more than 18% for its benchmark, the MSCI US Prime Market 750 Index, and the nearly 17% average return of its multi-capitalization core fund peers.

• Growth stocks outpaced their value counterparts for the period. Nine of the fund’s industry sectors posted gains.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s technology stocks advanced about 34%, well ahead of those in the benchmark, and contributed about 10 percentage points to results. Health care stocks returned about 12% and added about 2 percentage points to results, although the fund trailed the benchmark.

• The fund’s industrial stocks climbed about 34% and added nearly 7 percentage points to results.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard PRIMECAP Core Fund	23.13%
MSCI US Prime Market 750 Index	18.57
Multi-Cap Core Funds Average	16.78
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
PRIMECAP Core Fund	9.95%
MSCI US Prime Market 750 Index	7.62
Multi-Cap Core Funds Average	5.82
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.46%	1.12%

The fund expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year.
For the fiscal year ended September 30, 2017, the fund’s expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Advisor’s Report

For the fiscal year ended September 30, 2017, Vanguard PRIMECAP Core Fund returned 23.13%, exceeding the 18.57% return of the fund’s benchmark, the MSCI US Prime Market 750 Index; the 16.78% average return of the fund’s multi-capitalization core fund competitors; and the 18.61% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500 Index, sector allocation and stock selection each added to the fund’s returns. The fund’s industrial and information technology holdings added to relative results, while its health care holdings underperformed and its underweight position in financials detracted. The fund’s relative performance further benefited from underweight positions in consumer staples, energy, real estate, telecommunication services, and utilities.

The investment environment

The investment environment has recently been favorable for actively managed growth funds, in large part because of the outperformance of the “FAANG” (Facebook, Amazon, Apple, Netflix, and Google) stocks, which are widely held among growth fund managers. A similar phenomenon occurred in 2015, only to reverse itself in 2016. Bank stocks and semiconductor and related equipment stocks also outperformed significantly during the fiscal year.

Energy stocks underperformed, as the price of a barrel of West Texas Intermediate crude oil declined from $54 at the end of

2016 to $52 on September 30, 2017. Despite attempts by the Organization of Petroleum Exporting Countries (OPEC) and Russia to prop up oil prices by constraining production, U.S. production proved to be more resilient than expected at recent prices. This resilience stems from continued improvements in fracking-related technologies that have significantly lowered the threshold oil price at which wells in certain regions can be profitable. Absent a geopolitical shock in the Middle East, we do not expect oil prices to increase significantly on a sustained basis, which explains our large underweighting in energy stocks.

Outlook for U.S. equities

Even after a strong, multiyear run, U.S. equities currently trade for less than 18x forward earnings per share, a reasonable valuation by historical standards. We believe this valuation compares favorably with that of bonds, with the 10-year U.S. Treasury note yielding approximately 2.3% at the end of the fiscal year. After holding flat at about $119 per share for three consecutive years, S&P 500 Index operating earnings per share are expected to grow 10% in 2017 to $131 per share, with double-digit growth forecast for 2018. Ongoing earnings per share growth could support further S&P 500 Index stock price appreciation.

We are constructive on the U.S. economic outlook. The current political environment could lead to deregulation and lower taxes, which would support greater economic growth and corporate profits. Furthermore,

7

we believe the U.S. banking system is far better-capitalized than it was before the last financial crisis, as evidenced by the strong performance of most of the largest banks in recent government stress tests.

Portfolio update

The portfolio remains heavily overweighted in information technology, health care, and industrial stocks, with these sectors representing 69% of average assets, compared with 46% in the S&P 500 Index. The portfolio’s most significant underweights are in consumer staples, energy, real estate, and utilities, which collectively accounted for 2% of average assets, compared with 22% in the index. The portfolio is also significantly underweighted in financials, materials, and telecommunication services, which represented 12% of average assets, compared with 20% in the index.

Within information technology, the fund is significantly overweighted in semiconductor and semiconductor equipment stocks (10% versus 3% for the index). Over the past 12 months, these holdings returned 48%, led by NVIDIA (+162%), Micron (+121%), KLA-Tencor (+56%), and Texas Instruments (+31%).

In health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 20% combined weighting was more than double their 9% weighting in the S&P 500 Index. The index’s health care sector underperformed during the fiscal year, with a total return of 15%, and our health care holdings returned 12%. In addition to pricing concerns, biotechnology and pharmaceutical stocks were hurt by a lull in industry productivity (as measured by FDA approvals) and the failure of a couple of high-profile drug candidates in clinical trials.

The fund is also significantly overweighted in industrial stocks an average of (18% versus 10% for the index) because of its investments in transportation stocks (12% versus the index’s 2%). The fund’s transportation holdings (primarily airlines) returned 32% for the 12 months.

As of September 30, 2017, the fund’s top ten holdings represented about 32% of assets.

Advisor perspectives

After two consecutive years of under-performance, the portfolio’s health care holdings appear attractively valued, and we are especially enthusiastic about the outlook for our health care portfolio. Health care stocks currently trade at a discount to the S&P 500 Index, even though the industry’s fundamental outlook, strengthened by favorable demographics and rising living standards in emerging-market countries, remains bright. We believe that company innovation will be rewarded. Furthermore, the Food and Drug Administration appears to be pursuing a more constructive agenda on the pace of new drug approvals, albeit with more focus on low-cost biologics.

8

The fund’s information technology holdings, particularly in semiconductors and related equipment, have added significantly to relative results over the past couple of years. Although information technology stocks currently trade at a modest premium to the S&P 500 Index, we believe that demand for semiconductors, software, and other technology products and services will continue to outpace demand for goods and services more broadly, as advances in automation and artificial intelligence add ever-greater value to an array of products and services.

Finally, we remain optimistic about the fund’s airline holdings, which continue to trade at valuation multiples far below average. Although prices have come under pressure as ultra-low-cost carriers attempt to gain market share from legacy players, we expect that these legacy players will respond rationally and that their competitive positions will be sustained.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indexes, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016, when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

October 24, 2017

9

PRIMECAP Core Fund

Fund Profile
As of September 30, 2017

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund	750 Index	Index
Number of Stocks	154	754	3,808
Median Market Cap	$66.2B	$82.5B	$61.4B
Price/Earnings Ratio	21.7x	22.3x	21.9x
Price/Book Ratio	3.4x	3.0x	2.9x
Return on Equity	18.1%	15.9%	15.1%
Earnings Growth
Rate	12.4%	9.5%	9.6%
Dividend Yield	1.6%	1.9%	1.8%
Foreign Holdings	12.1%	0.0%	0.0%
Turnover Rate	9%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.46%	—	—
30-Day SEC Yield	1.15%	—	—
Short-Term Reserves	3.1%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	FA Index
Consumer Discretionary	13.2%	12.4%	12.3%
Consumer Staples	0.7	7.9	7.3
Energy	0.8	6.0	5.8
Financials	9.4	14.3	15.0
Health Care	22.1	14.1	14.0
Industrials	19.3	10.4	10.8
Information Technology	31.2	23.1	22.3
Materials	2.3	3.1	3.4
Real Estate	0.0	3.4	4.0
Telecommunication
Services	1.0	2.2	2.0
Utilities	0.0	3.1	3.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	FA Index
R-Squared	0.90	0.90
Beta	1.04	1.03

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Southwest Airlines Co.	Airlines	4.9%
Amgen Inc.	Biotechnology	3.8
Eli Lilly & Co.	Pharmaceuticals	3.7
Alphabet Inc.	Internet Software &
	Services	3.6
JPMorgan Chase & Co.	Diversified Banks	3.2
Texas Instruments Inc.	Semiconductors	3.0
Roche Holding AG	Pharmaceuticals	2.7
Biogen Inc.	Biotechnology	2.6
FedEx Corp.	Air Freight &
	Logistics	2.1
Microsoft Corp.	Systems Software	2.1
Top Ten		31.7%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratio was 0.46%.

10

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	PRIMECAP Core Fund*	23.13%	17.67%	9.95%	$25,817
• • • • • • • •	MSCI US Prime Market 750 Index	18.57	14.28	7.62	20,834
– – – –	Multi-Cap Core Funds Average	16.78	12.24	5.82	17,610
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

PRIMECAP Core Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

12

PRIMECAP Core Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.0%)
Consumer Discretionary (12.8%)
*	CarMax Inc.	2,574,300	195,158
	Royal Caribbean Cruises
	Ltd.	1,394,000	165,245
	Sony Corp. ADR	3,800,000	141,892
	Carnival Corp.	1,885,900	121,773
	TJX Cos. Inc.	1,529,700	112,785
	Ross Stores Inc.	1,227,000	79,227
	Mattel Inc.	4,254,700	65,863
	L Brands Inc.	1,554,700	64,691
	Walt Disney Co.	600,000	59,142
	Las Vegas Sands Corp.	610,000	39,138
	Newell Brands Inc.	725,000	30,936
*	Amazon.com Inc.	30,593	29,411
	Whirlpool Corp.	154,074	28,417
	Tribune Media Co.
	Class A	685,700	28,018
	VF Corp.	434,000	27,589
	CBS Corp. Class B	385,599	22,365
	Lowe’s Cos. Inc.	247,700	19,801
	Comcast Corp. Class A	366,000	14,084
	Marriott International Inc.
	Class A	101,000	11,136
	Hilton Worldwide
	Holdings Inc.	144,999	10,070
*	Charter Communications
	Inc. Class A	24,400	8,867
	Gildan Activewear Inc.
	Class A	235,000	7,351
*	Norwegian Cruise Line
	Holdings Ltd.	131,700	7,118
	MGM Resorts
	International	170,000	5,540
*	AutoZone Inc.	7,800	4,642
	Bed Bath & Beyond Inc.	133,191	3,126
	Signet Jewelers Ltd.	46,000	3,061
	Adient plc	27,050	2,272

			Market
			Value•
		Shares	($000)
*	Tempur Sealy
	International Inc.	22,000	1,419
*	Netflix Inc.	4,500	816
			1,310,953
Consumer Staples (0.7%)
	CVS Health Corp.	457,377	37,194
	PepsiCo Inc.	200,000	22,286
	Tyson Foods Inc. Class A	70,000	4,931
	Constellation Brands Inc.
	Class A	7,436	1,483
	Philip Morris International
	Inc.	9,875	1,096
	Altria Group Inc.	10,624	674
			67,664
Energy (0.8%)
	Schlumberger Ltd.	394,300	27,506
*,^	Transocean Ltd.	1,321,800	14,223
	Cabot Oil & Gas Corp.	486,250	13,007
*	Southwestern Energy
	Co.	1,880,000	11,487
	EOG Resources Inc.	62,600	6,056
	National Oilwell Varco
	Inc.	150,000	5,359
	Pioneer Natural
	Resources Co.	2,600	384
			78,022
Financials (9.1%)
	JPMorgan Chase & Co.	3,412,866	325,963
	Charles Schwab Corp.	2,976,334	130,185
	Discover Financial
	Services	1,556,081	100,336
	Wells Fargo & Co.	1,743,000	96,126
	Marsh & McLennan Cos.
	Inc.	1,130,412	94,740
	Northern Trust Corp.	889,450	81,767
	US Bancorp	773,300	41,441
	Bank of America Corp.	711,659	18,033

13

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
	Progressive Corp.	360,800	17,470
	CME Group Inc.	79,850	10,834
	Travelers Cos. Inc.	49,000	6,004
	American Express Co.	51,000	4,614
	Comerica Inc.	35,000	2,669
	Chubb Ltd.	9,630	1,373
			931,555
Health Care (21.5%)
	Amgen Inc.	2,086,936	389,109
	Eli Lilly & Co.	4,404,800	376,786
	Roche Holding AG	1,061,806	271,419
*	Biogen Inc.	861,300	269,690
^	AstraZeneca plc ADR	5,255,900	178,070
	Novartis AG ADR	1,811,100	155,483
	Thermo Fisher Scientific
	Inc.	562,700	106,463
*	Boston Scientific Corp.	3,487,200	101,722
	Abbott Laboratories	1,552,400	82,836
	Medtronic plc	693,000	53,895
	Merck & Co. Inc.	602,500	38,578
	Bristol-Myers Squibb Co.	591,500	37,702
*	Illumina Inc.	155,900	31,055
	Sanofi ADR	540,000	26,887
*	Bioverativ Inc.	430,650	24,577
	Agilent Technologies Inc.	382,600	24,563
*	Waters Corp.	65,000	11,669
	Zimmer Biomet Holdings
	Inc.	73,900	8,653
	Stryker Corp.	45,500	6,462
*	Cerner Corp.	10,000	713
	AbbVie Inc.	418	37
			2,196,369
Industrials (18.7%)
	Southwest Airlines Co.	9,006,525	504,185
	FedEx Corp.	973,500	219,602
	American Airlines Group
	Inc.	3,497,800	166,111
	Airbus SE	1,586,850	151,062
	United Parcel Service
	Inc. Class B	742,700	89,191
	Caterpillar Inc.	680,000	84,803
*	AECOM	2,287,100	84,188
	Delta Air Lines Inc.	1,483,000	71,510
	Siemens AG	500,000	70,555
*	United Continental
	Holdings Inc.	1,158,000	70,499
	Deere & Co.	554,600	69,652
	Jacobs Engineering
	Group Inc.	1,041,655	60,697
	Honeywell International
	Inc.	300,000	42,522
	Boeing Co.	150,000	38,132
	CSX Corp.	505,000	27,401

			Market
			Value•
		Shares	($000)
	Textron Inc.	500,000	26,940
	Rockwell Automation Inc.	144,100	25,680
	General Dynamics Corp.	95,000	19,530
	Pentair plc	270,000	18,349
	United Technologies
	Corp.	150,000	17,412
	IDEX Corp.	139,000	16,884
	Ritchie Bros Auctioneers
	Inc.	533,300	16,863
	TransDigm Group Inc.	45,500	11,632
	Union Pacific Corp.	60,000	6,958
*	Herc Holdings Inc.	104,000	5,110
			1,915,468
Information Technology (30.2%)
	Texas Instruments Inc.	3,384,800	303,413
	Microsoft Corp.	2,858,200	212,907
*	Alphabet Inc. Class A	187,927	182,988
*	Alphabet Inc. Class C	187,663	179,989
	NVIDIA Corp.	925,000	165,362
*	Flex Ltd.	9,289,300	153,924
	HP Inc.	6,739,367	134,518
	NetApp Inc.	3,020,400	132,173
	Hewlett Packard
	Enterprise Co.	8,909,967	131,066
	KLA-Tencor Corp.	1,128,600	119,632
	Cisco Systems Inc.	2,948,900	99,171
*	Alibaba Group Holding
	Ltd. ADR	542,430	93,683
	Intel Corp.	2,250,000	85,680
^	ASML Holding NV	480,000	82,176
	Intuit Inc.	515,000	73,202
*	Micron Technology Inc.	1,790,000	70,401
	Applied Materials Inc.	1,280,000	66,675
	QUALCOMM Inc.	1,263,430	65,496
*	Adobe Systems Inc.	400,000	59,672
	Micro Focus International
	plc ADR	1,857,712	59,261
	Activision Blizzard Inc.	905,000	58,382
	DXC Technology Co.	618,299	53,100
*	eBay Inc.	1,365,900	52,533
*	PayPal Holdings Inc.	733,300	46,953
	Telefonaktiebolaget LM
	Ericsson ADR	8,088,200	46,507
*	Altaba Inc.	691,600	45,812
	Corning Inc.	1,425,000	42,636
	Visa Inc. Class A	398,000	41,886
*	Keysight Technologies
	Inc.	874,300	36,423
	Analog Devices Inc.	389,100	33,529
*	Electronic Arts Inc.	275,000	32,466
*	Dell Technologies Inc.
	Class V	402,592	31,084
	Western Digital Corp.	278,634	24,074

14

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
Oracle Corp.	450,000	21,757
Apple Inc.	132,000	20,344
* BlackBerry Ltd.	1,547,500	17,301
Mastercard Inc. Class A	104,000	14,685
Teradyne Inc.	33,200	1,238
		3,092,099
Materials (2.2%)
Monsanto Co.	773,350	92,663
DowDuPont Inc.	830,550	57,499
Praxair Inc.	229,700	32,098
Celanese Corp. Class A	150,000	15,641
Cabot Corp.	125,000	6,975
* Crown Holdings Inc.	100,000	5,972
Greif Inc. Class A	100,000	5,854
LyondellBasell Industries
NV Class A	40,000	3,962
Greif Inc. Class B	35,000	2,249
* AdvanSix Inc.	15,000	596
		223,509
Telecommunication Services (1.0%)
*,^ Sprint Corp.	8,390,000	65,274
AT&T Inc.	805,492	31,551
* T-Mobile US Inc.	47,000	2,898
		99,723
Total Common Stocks
(Cost $5,173,312)		9,915,362
Temporary Cash Investment (3.4%)
Money Market Fund (3.4%)
[1,2] Vanguard Market
Liquidity Fund,
1.223%
(Cost $350,854)	3,508,507	350,921
Total Investments (100.4%)
(Cost $5,524,166)		10,266,283

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	620
Receivables for Investment Securities Sold 2,793
Receivables for Accrued Income	10,034
Receivables for Capital Shares Issued	4,378
Other Assets	50
Total Other Assets	17,875
Liabilities
Payables for Investment Securities
Purchased	(1,862)
Collateral for Securities on Loan	(38,386)
Payables to Investment Advisor	(7,549)
Payables for Capital Shares Redeemed	(3,571)
Payables to Vanguard	(8,854)
Other Liabilities	(9)
Total Liabilities	(60,231)
Net Assets (100%)
Applicable to 388,251,792 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,223,927
Net Asset Value Per Share	$26.33

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,105,966
Undistributed Net Investment Income	80,816
Accumulated Net Realized Gains	294,908
Unrealized Appreciation (Depreciation)
Investment Securities	4,742,117
Foreign Currencies	120
Net Assets	10,223,927

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $37,311,000.
1 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
2 Includes $38,386,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1]	155,019
Interest [2]	3,767
Securities Lending—Net	360
Total Income	159,146
Expenses
Investment Advisory Fees—Note B	28,299
The Vanguard Group—Note C
Management and Administrative	12,206
Marketing and Distribution	1,225
Custodian Fees	131
Auditing Fees	34
Shareholders’ Reports and Proxy	218
Trustees’ Fees and Expenses	16
Total Expenses	42,129
Net Investment Income	117,017
Realized Net Gain (Loss)
Investment Securities Sold [2]	320,017
Foreign Currencies	(136)
Realized Net Gain (Loss)	319,881
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	1,493,358
Foreign Currencies	247
Change in Unrealized Appreciation (Depreciation)	1,493,605
Net Increase (Decrease) in Net Assets Resulting from Operations	1,930,503

1 Dividends are net of foreign withholding taxes of $3,089,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $3,767,000, $16,000, and $22,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	117,017	102,631
Realized Net Gain (Loss)	319,881	365,165
Change in Unrealized Appreciation (Depreciation)	1,493,605	731,565
Net Increase (Decrease) in Net Assets Resulting from Operations	1,930,503	1,199,361
Distributions
Net Investment Income	(103,025)	(84,999)
Realized Capital Gain[1]	(350,990)	(275,983)
Total Distributions	(454,015)	(360,982)
Capital Share Transactions
Issued	782,491	1,115,657
Issued in Lieu of Cash Distributions	388,936	323,163
Redeemed	(843,977)	(774,510)
Net Increase (Decrease) from Capital Share Transactions	327,450	664,310
Total Increase (Decrease)	1,803,938	1,502,689
Net Assets
Beginning of Period	8,419,989	6,917,300
End of Period[2]	10,223,927	8,419,989

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $12,674,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $80,816,000 and $70,929,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.55	$20.26	$21.87	$18.65	$14.98
Investment Operations
Net Investment Income	. 304[1]	.275	.285	.255	.242
Net Realized and Unrealized Gain (Loss)
on Investments	4.701	3.047	(.328)	3.820	3.955
Total from Investment Operations	5.005	3.322	(.043)	4.075	4.197
Distributions
Dividends from Net Investment Income	(. 278)	(. 243)	(. 270)	(.178)	(. 260)
Distributions from Realized Capital Gains	(. 947)	(.789)	(1.297)	(. 677)	(. 267)
Total Distributions	(1.225)	(1.032)	(1.567)	(.855)	(.527)
Net Asset Value, End of Period	$26.33	$22.55	$20.26	$21.87	$18.65

Total Return[2]	23.13%	16.78%	-0.73%	22.60%	28.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,224	$8,420	$6,917	$6,828	$5,774
Ratio of Total Expenses to Average Net Assets	0.46%	0.46%	0.47%	0.50%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.31%	1.29%	1.23%	1.42%
Portfolio Turnover Rate	9%	11%	10%	13%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may

19

PRIMECAP Core Fund

be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2017, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $620,000, representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

20

PRIMECAP Core Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,422,327	493,035	—
Temporary Cash Investments	350,921	—	—
Total	9,773,248	493,035	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,969,000 from undistributed net investment income and $10,852,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $97,672,000 of ordinary income and $286,203,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $5,524,166,000. Net unrealized appreciation of investment securities for tax purposes was $4,742,117,000, consisting of unrealized gains of $4,925,794,000 on securities that had risen in value since their purchase and $183,677,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $903,345,000 of investment securities and sold $750,377,000 of investment securities, other than temporary cash investments.

21

PRIMECAP Core Fund

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	32,818	53,545
Issued in Lieu of Cash Distributions	17,325	15,403
Redeemed	(35,330)	(36,981)
Net Increase (Decrease) in Shares Outstanding	14,813	31,967

H. Management has determined that no material events or transactions occurred subsequent to
September 30, 2017, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard PRIMECAP Core Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Core Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2017

Special 2017 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $348,858,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $103,025,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 95.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Core Fund
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	23.13%	17.67%	9.95%
Returns After Taxes on Distributions	21.62	16.37	9.23
Returns After Taxes on Distributions and Sale of Fund Shares	14.03	14.07	8.04

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,104.91	$2.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.33

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via email addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2017: $62,000
Fiscal Year Ended September 30, 2016: $69,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2017: $8,424,459
Fiscal Year Ended September 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2017: $3,194,093
Fiscal Year Ended September 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

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(d) All Other Fees.

Fiscal Year Ended September 30, 2017: $0
Fiscal Year Ended September 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $468,275

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Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial
Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in
Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

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Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 21, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 21, 2017
VANGUARD FENWAY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 21, 2017
* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.

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